Exhibit 99.2
TM Entertainment & Media, Inc. Hong Kong Mandefu Holdings Limited d/b/a China MediaExpress Business Combination with

Safe Harbor This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about TM Entertainment & Media, Inc ("TM"), Hong Kong Mandefu Holdings Limited d/b/a China MediaExpress ("CME" or the "Company") and their combined business after completion of TM's acquisition of CME. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of TM's and CME's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: Continued compliance with government regulations; Changing legislation or regulatory environments; Requirements or changes affecting the businesses in which CME is engaged; Labor and personnel relations; Credit or currency risks affecting CME's revenue and profitability; Changing interpretations of generally accepted accounting principles; General economic conditions; and Other relevant risks detailed in TM's filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Neither TMI, nor CME assumes any obligation to update the information contained in this presentation.

Transaction Summary

Investment Highlights CME is the market leader for advertising on televisions in inter-city express buses in China Advertising network of approximately 35,000 installed TV displays on over 16,000 buses Long-term agreements with 40 bus operator partners Cooperation agreement with the Chinese Ministry of Transport for a nationwide in-vehicle TV system on buses Significant growth opportunities and minimal capital expenditure requirements Operates in high growth market The economies of 8 of the 10 (and 40 of the 50) fastest growing cities worldwide in 2008 were in China CME's network covers 80% of these cities China's advertising market is one of the fastest growing in the world China is currently the second largest advertising market in Asia and the fifth largest in the world Out-of-home advertising is China's third largest advertising medium; projected to grow 18% annually to over $5 billion in 2011 Strong revenue and net income growth since its inception Compelling valuation and structure CME stockholders to receive vast majority of consideration in stock and a Significant stock based earn-out Fully diluted transaction valuation of 6.3x 2009 estimated net income of $42.0 million (2) 2008 (1) % change vs. '07 CAGR '06 - '08 Net Revenue $63.0 million 123% 269% Net Income $26.4 million 246% 404% (1) Based on 2008 average exchange rate of 6.95 RMB/USD. (2) Based on current exchange rate of 6.83 RMB/USD.

Transaction Summary On May 1, 2009, TM Entertainment & Media Inc. ("TM") signed a definitive agreement to acquire Hong Kong Mandefu Holdings Limited d/b/a China MediaExpress ("CME" or the Company") Initial consideration to CME stockholders of $174.2 million 19.5 million new shares of TM common stock ($154.2 million at a $7.91 share price) $20.0 million in cash Earn-out consideration to CME stockholders of up to $139.5 million Up to 15.0 million shares of TM common stock ($118.7 million at a $7.91 share price) by meeting or exceeding the net income thresholds as follows: Up to $20.9 million in cash from the exercise of TM's publicly-traded warrants Upon closing, TM will change its name to China MediaExpress Holdings, Inc. After closing, there will be approximately 28.9 million basic and 32.7 million fully diluted ordinary shares outstanding (assuming 29.99% conversion rights are exercised) Fully diluted CME ownership of approximately 60%, increasing to approximately 72% if full earn-out is achieved Fiscal Year Threshold (1) Shares 2009 $42.0 million 1.0 million 2010 $83.5 million 7.0 million 2011 $130.2 million 7.0 million (1) Based on current exchange rate of 6.83 RMB/USD.

CME Business Overview Founded in 2003, CME operates the largest television advertising network on inter-city buses in China The Company generates revenue by selling advertisements on its network of television displays installed on over 16,000 buses CME has an extensive and growing network which covers nine of China's most prosperous regions, including all of China's major cities and many small to medium-sized cities Has long-term agreements with 40 bus operator partners and a cooperation agreement with China's Ministry of Transport for a nationwide in-vehicle TV system on buses Customers include China's leading advertising agencies as well as national and international brands Strong revenue and net income growth since its inception and continued growth anticipated Market leader in large and rapidly expanding industry Seasoned and accomplished management team

CME Summary Financial Information 2006 2007 2008 Revenue 4 25.837 63 Net Revenue CAGR - 269% 2006 2007 2008 Net Income 0.9 7 26.4 Net Income CAGR - 404% CME has exhibited strong revenue growth and profitability In millions of USD for fiscal years ended December 31. Based on RMB/USD exchange rate of 7.79, 7.60 and 6.95 for 2006, 2007 and 2008, respectively.

TM Entertainment & Media TM is a special purpose acquisition company ("SPAC") Completed its IPO in October 2007 with the intention of acquiring an operating business in the entertainment, media, digital and communications industries Raised approximately $82.0 million TM's management team and directors have substantial experience in the entertainment and media sectors Ted Green - Chairman, Co-CEO, and Director Former CEO of Anchor Bay Entertainment; Founder and Former President of Sony Wonder; Former EVP of ATCO Records; Former SVP of Polygram Records and head of Polygram Music Publishing; Former Director of Business Affairs and Senior Attorney of CBS Records Malcolm Bird - Co-CEO and Director Former SVP of AOL / Creator and General Manager of KOL and AOL RED; Former Head of Youth Broadcasting of USA Broadcasting; Former Director of International Programming of Hanna-Barbera Studio; Former Senior Executive Producer, Nickelodeon Jonathan Miller - Director Chief Digital Officer of News Corp and Chairman and CEO of its Digital Media Group; founder of Velocity Investment Group; Former Chairman and CEO of AOL; Former President and CEO of USA Information and Services (now IAC and Expedia); Former President and CEO of USA Broadcasting John Hyde - Director Former Vice Chairman of Starz Media; Former Chief Operating Officer of IDT Entertainment; CEO of IDTE Productions; Former President and CEO of Film Roman; Former CEO of MCEG Sterling

China Advertising Industry

China is the second largest advertising market in Asia by advertising spending, and is one of the largest and fastest growing in the world Advertising spending in China in 2007 was approximately $15.4 billion Projected to grow to $25.0 billion in 2011, a 12.8% CAGR By 2011, China is projected to account for 19.6% of the total advertising spending in the Asia Pacific region (from 15.1% in 2007) The growth in China's advertising market is driven by: Rapid and sustained economic growth Increases in disposable income and consumption The advertising market in China has significant potential for future China has relatively low levels of advertising spending per capita and as a percentage of GDP compared to more developed countries or regions Advertising spending per capita in China was $11.62, compared to $586.11 in the U.S. in 2007 Advertising spending as a percentage of GDP was 0.5% compared to 1.3% in the U.S. in 2007 Source: ZenithOptimedia, December 2008. Advertising Market in China

Source: National Bureau of Statistics of China. Advertising Spending in 2007 China Hong Kong South Korea Japan Asia Pacific (weighted average) United States United Kingdom Per capita (US $) 11.62 438.63 206.71 320.76 29.98 586.11 419.79 As a % of GDP 0.5 1.5 1 0.9 0.8 1.3 0.9

The advertising market in China is divided into television, newspaper, radio, magazine, Internet, cinema and out-of-home advertising media Out-of-home advertising in China is the third largest advertising medium after television and newspapers accounting for 17% of total advertising spending in 2007 Projected to grow to over $5.0 billion in 2011 from $2.6 billion in 2007, representing a CAGR of 18% Out-of-home advertising networks are gaining popularity in China Offer advertisers alternative new media to reach audiences more effectively and supplement traditional advertising media which have a more limited geographic coverage A more cost effective alternative due to the high cost of advertising on traditional media Out-of-Home Advertising Media Source: ZenithOptimedia, December 2008.

Express bus travel is a primary means of transportation Many cities are highly dependent on highway transportation Small and medium-sized cities rely on highways as the primary means of transportation outside cities and towns Lower cost, higher frequency and point-to-point convenience compared to rail and air travel Low level of private vehicle ownership Express bus travel market continues to grow China has over 50,000 inter-city express buses with a seating capacity of more than 27 passengers The average monthly passenger traffic totaled over 150 million The total number of passengers traveling on highways reached 20.6 billion in 2007, representing a 10.6% growth from 2006 In addition to operators with a nationwide network, there are a large number of small-scale operators within certain provinces or regions China's massive highway construction budget promotes balanced development in urban and rural areas Highway system expansion is promoting leisure and business travel between cities Sustained economic growth continues to drive express bus travel Express Bus Travel in China Source: National Bureau of Statistics of China.

Advertising on inter-city express buses represents a new and emerging segment of the advertising market in China Few bus operators possess the scale to operate a sizable advertising services business on their own Over 90,000 television displays are installed on inter-city express buses in China Advertising on inter-city express buses possesses the following characteristics: Effective audience reach The large number of passengers provide advertisers with a sizable, growing and "captive" target audience Cost effectiveness Advertising placed where a large number of people congregate, can reach consumers at a lower cost than most other traditional media advertising, such as on TV at home Attractive target demographics Most of the passengers are part of China's emerging middle class, with higher than average income, wealth, purchasing and decision-making power Increasing acceptance Express bus operators and advertisers have all increased their acceptance of these advertising networks to generate incremental revenue and improve the overall passenger experience Advertising on Inter-City Express Buses

CME - Business Overview

CME operates the largest television advertising network on inter-city express buses in China The Company commenced its advertising services business in November 2003 CME has entered into agreements with 40 bus operator partners for terms ranging from five to eight years The Company has entered in a cooperation agreement with China's Ministry of Transport to be the strategic alliance partner in the establishment of a nationwide in-vehicle television system on buses traveling on highways in China The Company's extensive and growing network covers nine of China's most prosperous regions plus small to medium-sized cities 4 municipalities (Beijing, Shanghai, Tianjin and Chongqing), 22 provinces, 170 cities, 122 county-level cities, 750 districts/counties and over 3,000 highways A monthly average of 60 million passengers traveled on inter-city express buses within the Company's network The Company has attracted numerous well-known international and national brands to its advertising network Coca Cola, Pepsi, Siemens, Hitachi, China Telecom, China Mobile, China Post, Toyota, Bank of China and China Pacific Life Insurance all advertise on the Company's advertising network Company Overview

In October 2007, CME entered into a five-year cooperation agreement with Transport Television and Audio-Video Center ("TTAVC"), an entity affiliated with China's Ministry of Transport CME is the strategic alliance partner in the establishment of a nationwide in-vehicle television system that displays copyrighted programs on buses traveling on highways in China CME is responsible for the installation of hard disk drive players and audio and visual equipment Company has exclusive rights to display advertisements on the system CME granted the right to display its logo on the inter-city express buses within its network To implement this nationwide in-vehicle television system, TTAVC is obligated to reaffirm CME's status as the strategic alliance partner in documents it enters into with relevant bus operators TTAVC is also obligated to notify and coordinate meetings with relevant bus operators to facilitate implementation In November 2007, TTAVC issued a notice to municipalities, provinces and transportation enterprises in China facilitating the implementation of the system contemplated under the agreement This agreement has been a growth driver and should continue to provide the Company with a competitive advantage in the future Cooperation Agreement

CME has entered into long-term framework agreements with 40 bus operator partners Terms ranging from five to eight years CME pays the bus operators fees for the right to install displays and automated control systems inside their buses and display entertainment content and advertisements CME enters into contracts each year to update the number of buses carrying their advertising network and the concession fees payable per bus for that year Subject to increase at a minimum of 10% and maximum of 30% per year CME installs the equipment and control systems on the buses at its own expense Typically, two to three digital television displays are installed on each bus CME provides entertainment programs and advertising Purchases entertainment and obtains a wide range of free content each month Displays advertisements for ten minutes after every thirty minutes of entertainment programs Business Model

Geographic Coverage Hong Kong Guangdong Fujian Hunan Jiangxi Zhejiang Shanghai Jiangsu Shandong Henan Hubei Anhui Jilin Heilongjiang Liaoning Beijing Inner Mongolia Shanxi Tianjin Shaanxi Chongqing Sichuan

Advertising Agency Customers CME does business with approximately 20 advertising agencies Agencies accounted for approximately 98% of revenues in 2008 Long-term framework agreements with two advertising agencies through December 31, 2010 These two clients represented approximately 13% of revenues in 2008 Direct Advertising Customers Typically six-month or short-term contracts Clients have the flexibility to purchase new advertising time slots or increase time slots as they introduce new products or services Sales force of approximately 60 employees as of December 31, 2008 Large and Growing List of Customers More than 400 advertisers have purchased advertising time on CME's network either through advertising agents or directly from the Company Hitachi, China Telecom, Toyota, Siemens, Master Kong Food, Uni-President Beverage and China Pacific Life Insurance have all purchased advertising time for more than three years Other well-known international and national brands that the Company has attracted include Coca Cola, Pepsi China Mobile, China Post, Bank of China, Beijing Sijimicoe Solar Energy and Suntime Wine Advertising Customers

Large & Growing Customer Base Communications / Electronics Food / Beverage Finance Automobile Apparel Personal Care Other

As of June 30, 2008, CME's network covered nearly 25% of the transportation hubs designated by the Ministry of Transport The Company plans to further increase this percentage to approximately 70% by year-end 2009 CME's network is capable of reaching a substantial and growing audience A monthly average of 60 million passengers traveled on inter-city express buses within the Company's network Represents over 30% of all passengers traveling on inter-city express buses installed with television displays in China The average journey duration is two and a half hours Advertisements are displayed in ten minute blocks after every thirty minutes of programming The occupancy on CME's bus network is on average 85% and over 90% during holiday seasons The Company's extensive and growing network covers inter-city express bus services originating in nine of China's most prosperous regions The network covers the four municipalities of Beijing, Shanghai, Tianjin and Chongqing and five economically prosperous provinces, Guangdong, Jiangsu, Fujian, Sichuan and Hebei These regions in aggregate generated nearly half of China's GDP Many of the cities connected in the network are major transportation hubs The network also covers small to medium-sized cities, some of which rely on highway transportation as the primary transportation option, and airport and tour buses Network & Passenger Reach

CME enjoys a significant advantage in the following aspects (1): Average of 30 years old (ages 16 - 44 account for 91% of passengers) Mainly male passengers (65%) Major reason for taking bus is business More than 50% have had a college education or above Average monthly household income of RMB5,848 and personal income of RMB3,389 Professionals, management and private business owners are about 40% of passengers Target Audience Characteristics About 42% are frequent passengers of CME's inter-city buses, who take the bus at least once per month Target audience gets more exposure to the programs and advertisements More than 40% spend more than 2.5 hours on the bus Groups with a higher income take the inter-city buses more frequently Bus-Taking Habits High Media Reach About 81% claim to have noticed the contents of CME inter-city bus TV High Media Attention Among those who noticed the contents, about 80% often pay attention to the contents Also, about 54% spend more that 40% of their journey time watching the programs Media Attention High Preference of Media & Programs More than 90% of the target audience expressed their preference to the media and the programs launched Positive Attitudes Toward the Media Effective tool for passengers to "kill time" on their way as well as information delivery with "high definition visual effects" and "rich program combination", which helps the target audience to remember the brands advertised Attitudes to Media Effectiveness of CME (1) Based on a report conducted in August 2008 by CTR Customized Research on the effectiveness of CME inter-city bus TV as an advertising medium.

The CPM of advertising on CME's network is significantly lower than that of other advertising media, including local television channels and other out-of-home advertising media The low CPM of advertising on CME's network presents a highly compelling proposition to advertisers, and the potential for future increases in the Company's rates Advertising Rates Source: CTR Market Research as of July 31, 2008.

Number of buses and passengers using inter-city express buses in China will continue to grow China's Ministry of Commerce recently announced an expansion to an existing subsidy to promote the replacement of old buses to upgrade the transit system and encourage more people to use public transportation The further growth and development of the highway system in China China's government intends to outlay significant expenditures on highway infrastructure construction to promote balanced development in urban and rural areas CME is currently the strategic alliance partner in the establishment of a nationwide in-vehicle television system on buses traveling on highways in China China's growing GDP and middle class GDP has increased from 16.0 trillion RMB in 2004 to 30.1 trillion RMB in 2008, a 17.1% CAGR Average annual disposable income per person has increased from 9,422 RMB in 2004 to 15,781 RMB in 2008, a 13.8% CAGR Low levels of advertising spending per capita and as a percentage of GDP compared to more developed countries or regions, provides significant potential for future growth Growth Drivers

Zheng Cheng - Founder, Chairman & Chief Executive Officer Founded CME in November 2003 and has successfully grown the business to become the largest television advertising network operator on inter-city express buses in China Over ten years of experience in enterprise management and prior to CME, held a number of senior executive positions in various government agencies, state-owned enterprises and other companies Zhuofeng Zheng - Chief Financial Officer (January 2003(1)) Experienced in accounting management Former manager in the investment department of Fujian Fengquan Environmental Protection Group Co., Ltd. as well as the deputy manager in the finance department of Fujian Chaoda Group Co., Ltd. Jian Yu - Chief Operating Officer (January 2007(1)) Former director and general manager of Quanzhou New Continent Cultural Media Co., Ltd. and deputy general manager of Fujian Tang Culture Media Co., Ltd. Jinlong Du - Chief Marketing Officer (January 2006(1)) Has held several senior positions in the electrical equipment industry including the general manager of Fuzhou Baoli Tongfang Electronics Co., Ltd., Fuzhou Wuzhou Mechanical and Electrical Equipment Co., Ltd. Biaoxing Chen - Chief Technology Officer (December 2003(1)) Has served in several senior positions in the media industry including marketing manager of Fujian Tang Culture Media Co., Ltd. and project manager of Fujian Enterprise Culture Exchange Center Weisheng Liu - Chief Administration Officer (June 2008(1)) Has held senior executive positions in the banking and finance industry including President of the Hualin Sub- branch of the Fuzhou Brach of China CITIC Bank Corporation Limited and Vice President in the Fuzhou Branch of China Minsheng Banking Corp., Ltd Management Team (1) Represents the date the individual joined the Company.

Summary Financial Information and Valuation

Valuation (1) As per treasury stock method at a $7.91 share price. (2) Based on 2008 average exchange rate of 6.95 RMB/USD. (3) Based on current exchange rate of 6.83 RMB/USD.

Trading Comparables (1) Bloomberg consensus estimates. (2) As of 5/1/09. (3) Assumes 29.99% conversions. (4) Includes additional 1 million earn-out shares at net income threshold of $42.0 million. (5) Includes additional 7 million earn-out shares at net income threshold of $83.5 million.

CME Historical Income Statement Based on RMB/USD exchange rate of 7.79, 7.60 and 6.95 for 2006, 2007 and 2008, respectively.

CME Operating Statistics Number of Bus Operator Partners Within Network Number of Inter-City Express Buses Within Network Number of Digital TV Displays Within Network 40 16,279 34,604 3/31/09 3/31/09 3/31/09

Contacts TM Entertainment and Media, Inc. Theodore S. Green / Malcolm Bird Co-CEOs (212) 289-6942 INVESTOR RELATIONS: The Equity Group Inc. Lena Cati (212) 836-9611 lcati@equityny.com Linda Latman (212) 836-9609 llatman@equityny.com